EXHIBIT 4.6


                          WAIVER TO CREDIT AGREEMENT
                    AND GUARANTEE AND COLLATERAL AGREEMENT


      WAIVER (this "WAIVER"), dated as of February 11, 1998, to the Credit Agreement, dated as of March 4, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among PACKARD BIOSCIENCE COMPANY, a Delaware corporation ("PACKARD"), the Subsidiary Borrowers party thereto, the lenders from time to time parties thereto (the "LENDERS"), BANCAMERICA ROBERTSON STEPHENS (formerly known as BancAmerica Securities, Inc.) and CIBC OPPENHEIMER CORP. (formerly known as CIBC-WOOD GUNDY SECURITIES CORP.), as co-arrangers and co-syndication agents (in such capacities, the "CO-ARRANGERS" and the "CO-SYNDICATION AGENTS"), CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), and to the Guarantee and Collateral Agreement, dated as of March 4, 1997 (as the same may be amended, supplemented or otherwise modified from time to time the "GUARANTEE AND COLLATERAL AGREEMENT"), made by Packard and certain of its subsidiaries in favor of the Administrative Agent for the benefit of the Lenders.

                                  WITNESSETH:

      WHEREAS, Packard has requested that the Administrative Agent and the Lenders agree to waive compliance with certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement upon the terms and subject to the conditions set forth herein; and

      WHEREAS, the Administrative Agent and the Lenders have agreed to such waivers only upon the terms and subject to the conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

      15. DEFINED TERMS. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement.

      16. GENERAL WAIVER OF VIOLATION. To the extent that the failure of Packard to create a valid and binding first priority security interest in the stock of Canberra Packard Ges. m.b.h. (Austria), a wholly-owned subsidiary of Packard ("PACKARD AUSTRIA"), in favor of the Administrative Agent and the Lenders has resulted in a violation of any of the terms of the Credit Agreement or the Guarantee and Collateral Agreement, such violation is hereby waived; PROVIDED that Packard shall take all actions necessary, or cause all actions necessary to be taken, to create a first priority security interest in the stock of Packard Austria in favor of the Administrative Agent and the Lenders as soon as practicable.

      17.   WAIVER OF SECTION 9.1(A) OF THE CREDIT AGREEMENT.  Compliance  with
Section 9.1(a) of the Credit Agreement on December 31, 1997 is hereby waived; PROVIDED that the Consolidated Leverage Ratio of Packard as of such date does not exceed 6.15:1.00.

      18. CONDITIONS TO EFFECTIVENESS. This Waiver shall become effective (the actual date of such effectiveness, the "WAIVER EFFECTIVE DATE") as of the date first above written when (a) counterparts hereof shall have been duly executed and delivered by the Required Lenders, each Borrower and each Subsidiary Guarantor and (b) the Administrative Agent shall have received a Share Pledge Agreement executed by Packard whereby Packard grants the Lenders and the Administrative Agent a valid, first priority security interest in the shares of Packard Austria.

      19.   COMPANY REPRESENTATIONS.  The Company represents and warrants that:

      (a) this Waiver has been duly authorized, executed and delivered by each of Packard and Packard Instrument Company,
            Inc. (the "SUBSIDIARY GUARANTOR");

      (b) each of this Waiver, the Credit Agreement and the Guarantee and Collateral Agreement constitutes the legal, valid and binding obligation of Packard;

      (c)   each  of  the  Waiver  and  the Guarantee and Collateral  Agreement
            constitutes  the  legal,  valid   and  binding  obligation  of  the
            Subsidiary Guarantor;

      (d)   each of the representations and warranties  set  forth  in  each of
            Section 6 of the Credit Agreement and Section 4 of the Guarantee and Collateral Agreement are true and correct as of the Waiver Effective Date; PROVIDED that (i) references in the Credit
            Agreement to this "Agreement" shall be deemed references to the Credit Agreement after giving effect to this Waiver and (ii) references in the Guarantee and Collateral Agreement to this "Agreement" shall be deemed references to the Guarantee and Collateral Agreement after giving effect to this Waiver; and

      (e) after giving effect to this Waiver, there does not exist any Default or Event of Default.

      20. CONTINUING EFFECTS. Except as expressly waived hereby, each of the Credit Agreement and the Guarantee and Collateral Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

      21. EXPENSES. Packard agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Waiver, including the reasonable fees and expenses of counsel to the Administrative Agent.

      22.   COUNTERPARTS.   This  Waiver  may  be  executed  on  any  number of
separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      23. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


      IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    PACKARD BIOSCIENCE COMPANY


                                    By:
                                       Name:
                                       Title:


                                    PACKARD INSTRUMENT COMPANY, INC.


                                    By:
                                       Name:
                                       Title:


                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Administrative Agent


                                    By:
                                       Name:
                                       Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE, as
                                    Documentation Agent and as a Lender


                                    By:
                                       Name:
                                       Title:


                                    CIBC OPPENHEIMER CORP. (formerly known as
                                    CIBC-Wood Gundy Securities Corp.), as a Co-
                                    Arranger and a Co-Syndication Agent


                                    By:
                                       Name:
                                       Title:


                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION (as successor by merger with Bank of America Illinois), as a Lender


                                    By:
                                       Name:
                                       Title:


                                    ABN AMRO BANK N.V., as a Lender


                                    By:
                                       Name:
                                       Title:

                                    By:
                                       Name:
                                       Title:


                                    BANKBOSTON, N.A. (formerly known as The
                                    First National Bank of Boston), as a Lender


                                    By:
                                       Name:
                                       Title:


                                    BANK OF SCOTLAND, as a Lender


                                    By:
                                       Name:
                                       Title:


                                    FLEET NATIONAL BANK, as a Lender

                                    By:
                                       Name:
                                       Title:


                                    IBJ SCHRODER BANK & TRUST COMPANY, as a
                                    Lender


                                    By:
                                       Name:
                                       Title:


                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LIMITED, NEW YORK BRANCH, as a Lender


                                    By:
                                       Name:
                                       Title:


                                    STATE STREET BANK AND TRUST COMPANY, as a
                                    Lender


                                    By:
                                       Name:
                                       Title:


                                    ALLSTATE LIFE INSURANCE COMPANY, as a
                                    Lender


                                    By:
                                       Name:
                                       Title:


                                    THE ING CAPITAL SENIOR SECURED HIGH INCOME
                                    FUND, L.P., as a Lender

                                    By:
                                       Name:
                                       Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC., as a Lender


                                    By:
                                       Name:
                                       Title:


                                    THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                    COMPANY, as a Lender


                                    By:
                                       Name:
                                       Title:


                                    SENIOR DEBT PORTFOLIO, as a Lender

                                    By:  Boston Management & Research, as
                                    Investement Advisor


                                    By:
                                       Name:
                                       Title:


                                    COMMERCIAL LOAN FUNDING TRUST I, as a
                                    Lender

                                    By:  Lehman Commercial Paper Inc., not in
                                    its individual capacity but solely as
                                    Administrative Agent

                                    By:
                                       Name:
                                       Title:


                                    PAMCO CAYMAN LTD., as a Lender

                                    By: Protective Asset Management Company, as
                                    Collateral Manager

                                    By:
                                       Name:
                                       Title:


                                    ML CBO IV (CAYMAN) LTD., as a Lender

                                    By: Protective Asset Management Company, as
                                    Collateral Manager

                                    By:
                                       Name:
                                       Title:


                                    FEDERAL STREET PARTNERS, as a Lender


                                    By:
                                       Name:
                                       Title: